Exhibit 10.1

REAFFIRMATION, CONSENT TO TRANSFER

AND REPLACEMENT OF GUARANTOR

THIS REAFFIRMATION, CONSENT TO TRANSFER AND REPLACEMENT OF GUARANTOR (this “Agreement”) is dated as of made as of this 29th day of January, 2021 (the “Effective Date”), by and among THE ENTITIES SET FORTH ON SCHEDULE I ATTACHED HERETO (collectively, “Borrower”), CTO NEWCO REIT, INC. (to be renamed CTO REALTY GROWTH, INC. following merger), a Maryland corporation (“New Guarantor”) and WILMINGTON TRUST, NATIONAL ASSOCIATION, AS TRUSTEE, FOR THE BENEFIT OF THE REGISTERED HOLDERS OF WFRBS COMMERCIAL MORTGAGE TRUST 2014-C24, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2014-C24 (“Lender”).

RECITALS:

A. Wells Fargo Bank, National Association (the “Original Lender”) made a loan to Borrower in the original principal amount of $30,000,000.00 (the “Loan”). The Loan is evidenced and secured by the following documents:

1.	Promissory Note, dated as of September 30, 2014, payable by Borrower to Original Lender in the original principal amount of the Loan (the “Note”);

2.	Loan Agreement, dated of even date with the Note, by and among Borrower and Original Lender (the “Loan Agreement”);

3.

each Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing and the Multistate Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing (each a “Security Instrument” and collectively, the “Security Instruments”) by Borrower to or for the benefit of Original Lender covering the Properties (as defined in the Loan Agreement);

4.

UCC-1 financing statements with Borrower as debtor and Original Lender as secured party filed with the Delaware Secretary of State and with the appropriate recorder’s office in the county where each Property is located;

5.

Deposit Account Control Agreement (Springing Lockbox), dated of even date with the Note (the “Deposit Account Agreement”), by and among Borrower, Original Lender and Wells Fargo Bank, National Association (in such capacity, “Deposit Bank”);

6.	Cash Management Agreement, dated of even date with the Note (the “Cash Management Agreement”), by and among Borrower and Original Lender;

7.

Environmental Indemnity Agreement, dated of even date with the Note, by Borrower and Consolidated-Tomoka Land Co., a Florida corporation, Guarantor’s predecessor in interest, in favor of Original Lender (the “Current Environmental Indemnity”); and

8.

Guaranty of Recourse Obligations of Borrower, dated of even date with the Note, by Consolidated-Tomoka Land Co., a Florida corporation, Guarantor’s predecessor in interest, in favor of Original Lender (the “Current Guaranty”); and

The foregoing documents, together with any and all other documents executed by Borrower and/or Guarantor (including Guarantor’s predecessor in interest, Consolidated-Tomoka Land Co.) in connection with the origination of Loan, are collectively called the “Original Loan Documents.”

B. Original Lender subsequently assigned, sold and transferred its interest in the Loan and the Original Loan Documents to Lender, and the Lender is the current holder of all of Original Lender’s interest in the Loan and the Original Loan Documents.

C. The Original Loan Documents, together with, this Agreement and the other documents executed in connection with this Agreement, including the Joinder (as defined below), as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time, are hereinafter collectively defined as the “Loan Documents”. Capitalized terms not otherwise defined herein shall have the meaning given to such terms in the Loan Agreement, as modified by this Agreement.

D. Borrower continues to be the owner of the Property.

E. On April 30, 2020, Consolidated-Tomoka Land Co. filed an Articles of Amendment to Articles of Incorporation of Consolidated-Tomoka Land Co. (the “Articles of Amendment”) with the Florida Department of State changing the name of originally named “Guarantor” under the Loan Documents to CTO Realty Growth, Inc., and on May 1, 2020, CTO Realty Growth Inc., a Florida corporation filed an additional Articles of Correction for CTO Growth, Inc., which corrected the effective date of the previously filed Articles of Amendment to be May 11, 2020. As of May 11, 2020, the identity of “Guarantor” under the Loan Documents was and prior to the date hereof, has been, CTO Realty Growth, Inc, a Florida corporation. All references hereafter to “Guarantor” shall be understood to refer to CTO Realty Growth, Inc., a Florida corporation.

F. Pursuant to that certain Agreement and Plan of Merger, dated as of September 3, 2020 (the “Merger Agreement”) by and between Guarantor and CTO NEWCO REIT, Inc., a Maryland corporation (“Newco”), Borrower has requested Lender’s consent for Guarantor to restructure its business operations so that it can elect and will qualify for U.S. federal income tax purposes as a “real estate investment trust” commencing with its taxable year ending December 31, 2021, such that Guarantor will merge with and into Newco, and Newco will subsequently change its name to New Guarantor (such transaction, collectively, the “REIT Conversion”). As a result of the REIT Conversion, (1) Guarantor will cease to exist, (2) New Guarantor will own 100% of the indirect ownership interests in each Borrower and (3) subject to Lender’s approval, New Guarantor will assume the obligations of Guarantor as the “Guarantor” under the Loan Documents (the “Guarantor Substitution”). Further as a result of the REIT Conversion, New Guarantor will replace Guarantor as the publicly held corporation through which its operations are conducted and will (through its subsidiaries) conduct all of the operations conducted by Guarantor immediately prior to the REIT Conversion.

G. In connection with the above actions, Borrower and New Guarantor have requested Lender’s consent to (1) the REIT Conversion and (2) the Guarantor Substitution (the Guarantor Substitution, together with the REIT Conversion, are hereafter referred to as, collectively, the “Transaction”).

H. The Transaction requires the consent of the Lender under the Loan Documents, and Borrower and New Guarantor have requested, and Lender has agreed, to consent to the Transaction, subject to the terms and conditions hereof and in the Loan Agreement.

AGREEMENTS:

NOW, THEREFORE, Borrower, New Guarantor and Lender agree as of the Effective Date as follows:

1. Incorporation. The foregoing recitals are incorporated herein by this reference.

2. Loan Balance and Reserves. The parties acknowledge and agree, as of the Effective Date, that:

a. The principal balance outstanding under the Note is $30,000,000.00;

b. Accrued interest on the Note has been paid as of January 10, 2021;

c. The balance in the Tax Reserve Account held by Lender pursuant to Section 8.1 of the Loan Agreement is $0.00;

d. The balance in the Insurance Reserve Account held by Lender pursuant to Section 8.2 of the Loan Agreement is $0.00;

e. The balance in the Replacement Reserve Account held by Lender pursuant to Section 8.4 of the Loan Agreement is $315,225.00;

f. The balance in the Leasing Reserve Account held by Lender pursuant to Section 8.5 of the Loan Agreement is $155,610.00, which reflects the amount previously paid by Borrower as required in Section 4(i) below; and

g. The balance in the Existing TI/LC Reserve Account held by Lender pursuant to Section 8.9 of the Loan Agreement is $0.00.

3. Transfer Fee. As consideration for Lender’s execution of this Agreement and in addition to any other sums due hereunder, Borrower agrees to pay Lender or Lender’s servicer(s) a transfer fee of $300,000.00 (1.0% of the outstanding principal balance of the Loan).

4. Conditions Precedent. The following are conditions precedent to Lender’s obligations under this Agreement:

a. The representations and warranties contained herein are true and correct in all material respects;

b. Lender’s receipt of the organizational documents and evidence of good standing of Borrower, New Guarantor and any constituent parties, as applicable, including, without limitation, an amended and restated operating agreement of Golden Arrow 6 LLC, a Delaware limited liability company, all in form and substance acceptable to Lender, together with such resolutions or certificates as Lender may reasonably require, in form and content reasonably acceptable to Lender, authorizing the Transaction and the execution of this Agreement and the other documents contemplated herein, executed by the appropriate persons and/or entities on behalf of Borrower and New Guarantor;

c. Receipt by Lender of a fully executed original of this Agreement and any other documents and agreements which are required pursuant to this Agreement, in form and content acceptable to Lender;

d. Receipt by Lender of a fully executed original of an additional Reaffirmation of Joinder By and Agreement of New Indemnitor (the “Joinder”) by New Guarantor in favor of Lender, in form and substance acceptable to Lender;

e. Lender shall have received evidence that satisfies the requirements of the Loan Documents that the insurance coverages will be in compliance with the insurance provisions of the Loan Documents and otherwise be satisfactory to Lender and that the annual premiums for such insurance has been paid as of the Effective Date;

f. Receipt by Lender of a current title report for the Property containing no new title exceptions other than those previously approved pursuant to the Loan Documents or otherwise approved by Lender in connection with the REIT Conversion;

g. Receipt and approval by Lender of the Merger Agreement and any amendments thereto and all other documents executed in connection with, or otherwise evidencing, the REIT Conversion;

h. Payment of Lender’s standard administrative processing fee of $750.00 and Lender’s standard application fee of $10,000.00;

i. Borrower’s deposit of all uncollected Leasing Reserve Monthly Payments accruing since the Monthly Payment Date occurring in December 2019 through the Monthly Payment Date occurring in January 2021 in the total amount of $155,610.00 on or prior to the Effective Date;

j. Receipt by Lender of a Rating Agency Confirmation with respect to the Transaction;

k. Borrower’s reimbursement to Lender of Lender’s costs and expenses incurred in connection with this Agreement and the Transaction, including, without limitation, title insurance costs, escrow and recording fees, attorneys’ fees, appraisal, engineers’ and inspection fees, Rating Agency fees and expenses and documentation costs and charges, whether such services are furnished by Lender’s employees, agents or independent contractors;

l. Receipt and approval by Lender of a transaction opinion from Borrower’s, Guarantor’s and New Guarantor’s counsel; and

m. Satisfaction or waiver of all other requirements under the Loan Documents, the conditional approval letter issued by Lender and the closing checklist for this transaction as determined by Lender and Lender’s counsel.

Lender’s execution and release of its signature page to this Agreement shall serve as evidence that the foregoing conditions have been satisfied.

5. Consent to Transaction. Subject to the terms and conditions contained herein and in the Loan Agreement, Lender hereby consents to the Transaction, and Lender further consents to, in connection with the REIT Conversion, (i) Guarantor filing the Articles of Merger in the form attached hereto as Exhibit C-1 with the Florida Secretary of State, (ii) New Guarantor filing the Articles of Merger in the form attached hereto as Exhibit C-2 with the Maryland Secretary of State and (iii) New Guarantor filing the Articles of Amendment in the form attached hereto as Exhibit C-3 with the Maryland Secretary of State. Lender hereby reserves its rights under the terms of the Loan Agreement and any other Loan Document with respect to any subsequent sale, transfer, encumbrance or other conveyance of the Property or any interest in Borrower, except as permitted by the Loan Agreement, as amended hereby.

6. Consent and Reaffirmation of Borrower.

a. Borrower hereby represents and warrants to Lender that Borrower has reviewed this Agreement and the Merger Agreement and all the documents executed in accordance therewith or herewith. Borrower consents to the Transaction under the terms and conditions of this Agreement and the Merger Agreement. Borrower further covenants and agrees that the Transaction shall not, and shall not be deemed to, impair, limit, abrogate or reduce in any manner or to any extent the liability or obligations of Borrower under the Loan Documents.

b. Borrower hereby renews, reaffirms, ratifies and confirms the Loan Documents to which it is a party and acknowledges and agrees that such Loan Documents remain in full force and effect without impairment and without modification (except as specifically provided herein), and that no rights or remedies of Lender under the Loan Documents have been waived. Borrower reaffirms the truth and accuracy in all material respects of all representations and warranties made by Borrower in the Loan Documents as if such representations and warranties were made on the Effective Date. Borrower confirms that the recitals of this Agreement are true and accurate.

c. Borrower agrees to continue to pay, perform, and discharge each and every obligation of Borrower for the payment and performance under, pursuant to and as set forth in the Loan Documents at the time and manner therein provided.

d. To the extent applicable, Borrower agrees to maintain and comply with any existing Operations and Maintenance Plan (such plan, an “O&M Plan”) affecting any Property to the fullest extent required by such O&M plan.

7. Consent and Reaffirmation of New Guarantor.

a. New Guarantor hereby represents and warrants to Lender that it has reviewed this Agreement and the Merger Agreement and all the documents executed in accordance therewith or herewith. New Guarantor consents to the Transaction under the terms and conditions of this Agreement and the Merger Agreement. New Guarantor further covenants and agrees that the Transaction shall not, and shall not be deemed to, impair, limit, abrogate or reduce in any manner or to any extent the liability or obligations of the New Guarantor under the Loan Documents, as such obligations of “Guarantor” under the Loan Documents are hereafter assumed by New Guarantor.

b. New Guarantor hereby renews, reaffirms, ratifies and confirms the Loan Documents to which it has assumed as if New Guarantor was the originally named “Guarantor” thereunder and acknowledges and agrees that such Loan Documents remain in full force and effect without impairment and without modification and that no rights or remedies of Lender under such Loan Documents have been waived. New Guarantor reaffirms the truth and accuracy of all representations and warranties made by Guarantor in the Loan Documents as if such representations and warranties were made on the Effective Date by New Guarantor.

8. Default. Any breach by Borrower or New Guarantor of its representations, warranties and covenants herein shall constitute a default by such party under this Agreement and under the Loan Agreement.

9. Certain Representations, Warranties, and Covenants Regarding the Transaction.

a. Borrower and New Guarantor represent, warrant and covenant to Lender that, prior to the REIT Conversion, the organizational chart attached as Exhibit A hereto was true and correct.

b. Borrower and New Guarantor represent, warrant and covenant to Lender that: (i) after the consummation of the REIT Conversion, the organizational chart of Borrower will be as depicted on Exhibit B attached hereto; (ii) all necessary consents for the Transaction have or will be obtained and (iii) the Transaction is being conducted in accordance with the applicable Legal Requirements.

c. Borrower and New Guarantor represent, warrant and covenant to Lender that, simultaneously herewith, (i) Guarantor has filed the Articles of Merger in the form attached hereto as Exhibit C-1 with the Florida Secretary of State, (ii) New Guarantor has filed the Articles of Merger in the form attached hereto as Exhibit C-2 with the Maryland Secretary of State and (iii) New Guarantor has filed the Articles of Amendment in the form attached hereto as Exhibit C-3 with the Maryland Secretary of State.

10. Representations, Warranties and Covenants of Borrower. Borrower hereby represents and warrants that: (a) no Default or Event of Default has occurred and is continuing; (b) the direct and indirect ownership structure of Borrower prior to the Effective Date is as depicted on Exhibit A attached hereto; (c) after the consummation of the REIT Conversion, the direct and indirect ownership structure of Borrower is as depicted on Exhibit B; (d) no direct or indirect equity interest in any Borrower has been, or will be in connection with the REIT Conversion, pledged, hypothecated or otherwise encumbered except to the extent permitted under the Loan Documents, and that no portion of the capital contributed to any Borrower, directly or indirectly, in connection with the REIT Conversion consists of borrowed funds; (e) each Borrower is duly formed, validly existing and in good standing under the laws of the State of Delaware and has full power and authority to enter into and carry out the terms of this Agreement and the other documents to be executed by Borrower in connection herewith and to continue to carry out the terms of the applicable Loan Documents to which it is a party; (f) there is no action, proceeding or investigation involving any Borrower or any Property pending or, to any Borrower’s knowledge, threatened which questions, directly or indirectly, the validity or enforceability of this Agreement or the other Loan Documents, or any action taken or to be taken pursuant hereto or thereto, or which could be reasonably anticipated by any Borrower to result in any material adverse change in the condition (financial or otherwise) or business of any Borrower; (g) the financial statements and other data and information supplied by or on behalf of each Borrower in connection with this matter, if any, were in all material respects true and correct on the dates they were supplied, and since their dates no material adverse change in the financial condition of each Borrower has occurred, and there is not any pending or, to each Borrower’s knowledge, threatened litigation or proceedings which each Borrower could reasonably anticipate will impair to a material extent the business or financial condition of each Borrower; (h) this Agreement and the other Loan Documents to which each Borrower is a party constitute the legal, valid and binding obligations of each Borrower enforceable in accordance with their terms; (i) the execution and delivery of this Agreement by each Borrower does not contravene, result in a breach of or constitute a default under any deed of trust, deed to secure debt, mortgage, security instrument, indenture or other contract, agreement or undertaking to which each Borrower is a party or by which any property of each Borrower may be bound (nor would such execution and delivery constitute such a default with the passage of time or the giving of notice or both) and, to each Borrower’s knowledge, do not violate or contravene any law, order, decree, rule or regulation to which any Borrower is subject; (j) each Security Instrument is a valid first lien mortgage on the applicable Property for the full unpaid principal amount of the Loan and all other amounts as stated therein; (k) all provisions of the Loan Documents are in full force and effect, except as modified herein; (l) there are no rights of set-off or counterclaim, nor any defenses of any kind, whether legal, equitable or otherwise, which would enable any Borrower to avoid or delay timely performance of any such Borrower’s obligations under the Loan Documents; (m) there are no monetary encumbrances or liens of any kind or nature against any Borrower or Property except those created by the Loan Documents or otherwise permitted under the Loan Documents; (n) all rights, priorities, titles, liens and equities securing the payment of Borrower’s obligations to Lender are expressly recognized as valid and are in all things renewed, continued and preserved in force to secure payment of such obligations; (o) each Borrower remains in compliance with the Loan Documents, including, without limitation, the provisions relating to ERISA, OFAC and the Patriot Act; (p) Borrower continues to maintain the Deposit Account with Deposit Bank, and Borrower has complied and will continue to comply with the terms of the Deposit Account Agreement; (q) the organizational documents of each Borrower have not been modified, amended, altered or changed since the date of the closing of the Loan without the prior written consent of Lender; (r) the tax identification number of each Borrower will not change in connection with the Transaction; (s) the Transaction is being conducted in accordance with all applicable Legal Requirements; (t) each Borrower is and will remain in compliance with the Loan Documents, including, without limitation, the provisions relating to its status as a Single Purpose Entity; and (u) the foregoing representations and warranties of Borrower do not contain any untrue statement of material fact or omit to state a material fact necessary in order to make such representations and warranties not misleading in light of the circumstances under which they are made.

11. Representations, Warranties and Covenants of New Guarantor. New Guarantor hereby represents and warrants that: (a) prior to the filing of the Articles of Merger referenced above, Guarantor was duly formed, validly existing and in good standing under the State of Florida, and had full power and authority to enter into and carry out the terms of the Merger Agreement, (b) New Guarantor is duly formed, validly existing and in good standing under the laws State of Maryland, and has full power and authority to enter into and carry out the terms of this Agreement; (c) there is no action, proceeding or investigation involving Guarantor or New Guarantor pending or, to New Guarantor’s knowledge, threatened which questions, directly or indirectly, the validity or enforceability of this Agreement, the Merger Agreement or the other Loan Documents to which New Guarantor or Guarantor is a party; (d) the financial statements and other data and information supplied by or on behalf of Guarantor and New Guarantor in connection with this matter, if any, were in all material respects true and correct on the dates they were supplied and, since their dates, no material adverse change in the financial condition of Guarantor or New Guarantor has occurred, and there is not any pending or, to New Guarantor’s knowledge, threatened litigation or proceedings which Guarantor or New Guarantor could reasonably anticipate will impair to a material extent the business or financial condition of Guarantor or New Guarantor; (e) no equity interest in Borrower, Guarantor or New Guarantor or any entity that, directly or indirectly, owns an equity interest in Borrower, Guarantor or New Guarantor has been, or will be in connection with the Transaction, pledged, hypothecated or otherwise encumbered except as permitted under the Loan Documents, and that no portion of the capital contributed to Borrower, directly or indirectly, in connection with the Transaction consists of borrowed funds; (f) New Guarantor is an Affiliate of Borrower and will derive substantial economic benefit from the Lender’s agreement to consent to the Transaction and there is adequate consideration for New Guarantor’s execution of this Agreement and the Joinder; (g) this Agreement and the other Loan Documents to which New Guarantor is a party constitutes the legal, valid and binding obligations of New Guarantor enforceable in accordance with its terms; (h) the execution and delivery of this Agreement by New Guarantor does not contravene, result in a breach of or constitute a default under any deed of trust, deed to secure debt, mortgage, security instrument, indenture or other contract, agreement or undertaking to which New Guarantor is a party or by which New Guarantor or any of their properties may be bound (nor would such execution and delivery constitute such a default with the passage of time or the giving of notice or both) and, to New Guarantor’s knowledge, do not violate or contravene any law, order, decree, rule or regulation to which New Guarantor are subject; (i) no Default or Event of Default has occurred and is continuing; (j) all provisions of the Loan Documents are in full force and effect, except as modified herein; (k) there are no rights of set-off or counterclaim, nor any defenses of any kind, whether legal, equitable or otherwise, which would enable New Guarantor to avoid or delay timely performance of New Guarantor’s obligations under the Loan Documents; (l) the Transaction is being conducted in accordance with all applicable Legal Requirements; and (m) the foregoing representations and warranties of New Guarantor do not contain any untrue statement of material fact or omit to state a material fact necessary in order to make such representations and warranties not misleading in light of the circumstances under which they are made.

2. Modification of Loan Documents. The Loan Documents are hereby modified as follows:

a.	The definition of “Environmental Indemnity Agreement” in Section 1.1 of the Loan Agreement is hereby modified to refer to, collectively, the Current Environmental Indemnity and the Joinder.

b.

The definition of “Guarantor” in Section 1.1 of the Loan Agreement is hereby modified to refer to New Guarantor as the Guarantor, or any other Person that now or hereafter guarantees the obligations of any Borrower under any Loan Document in accordance with the Loan Documents.

c.	The definition of “Guaranty” in Section 1.1 of the Loan Agreement is hereby modified to refer to, collectively, the Current Guaranty and the Joinder.

d.	The definition of “Loan Documents” in Section 1.1 of the Loan Agreement is hereby deleted and replaced with the definition contained in Recital C above.

e.

The references to the notice address of the “Lender” in Section 14.1 of the Loan Agreement (together with all other references to the notice address of Lender in the Loan Documents) is hereby deleted and replaced with the following:

If to Lender:

Wilmington Trust, National Association, as Trustee, for the benefit of the registered holders of WFRBS Commercial Mortgage Trust 2014-C24, Commercial Mortgage Pass-Through Certificates, Series 2014-C24

c/o Wells Fargo Commercial Mortgage Servicing

Duke Energy Center

550 S. Tryon Street, 14th Floor

MAC D1086-120

Charlotte, NC 28202

Attn: Asset Manager

Fax: 704.715.0036

with a copy to:	Alston & Bird LLP
101 South Tryon Street, Suite 4000
Charlotte, NC 28280
Attn. James A. L. Daniel, Jr., Esq.
Fax: 704.444.1776

f. The organizational chart attached to Schedule II (Organizational Chart) to the Loan Agreement is hereby deleted in its entirety and replaced with the organizational chart attached as Exhibit B hereto.

12. No Other Modifications of the Loan Documents. Except as specifically provided for herein, the parties acknowledge and agree that the Transaction will not result in any modifications to the Loan Documents, and that, except as modified hereby, the Loan Documents shall continue in full force and effect.

13. Deferred Maintenance. Borrower covenants and agrees that it will repair or cause to have repaired, in a good and workmanlike manner, free and clear of all mechanic’s, materialmen’s or other similar Liens on the Property, all deferred maintenance described on Wells Fargo Bank, National Association’s notice to Borrower dated as of September 21, 2020 for the Harris Teeter property (collectively, the “Deferred Maintenance”), within ninety (90) days of the Effective Date. Borrower further covenants and agrees that should such items of Deferred Maintenance not be repaired as provided herein, that an immediate Event of Default shall have occurred, and that Lender shall have all remedies available to it under the terms of the Loan Documents, including but not limited to the immediate right to accrue interest on the Loan at the Default Rate.

14. Release and Covenant Not to Sue. Borrower and New Guarantor, on behalf of themselves and their heirs, successors and assigns, hereby release and forever discharge Lender, each of their predecessors in interest and their successors and assigns, together with any officers, directors, partners, employees, investors, certificate holders and agents (including, without limitation, servicers of the loan) of each of the foregoing (collectively, the “Lender Parties”), from all debts, accountings, bonds, warranties, representations, covenants, promises, contracts, controversies, agreements, claims, damages, judgments, executions, actions, inactions, liabilities demands or causes of action of any nature, at law or in equity, known or unknown, which Borrower and New Guarantor now have by reason of any cause, matter, or thing through and including the Effective Date, that arise out of or relate to: (a) the Loan, including, without limitation, its funding, administration and servicing; (b) the Loan Documents; (c) the Property and the Leases; (d) any reserve and/or escrow balances held by Lender or any servicers of the Loan; and (e) any other disclosed agreement or transaction between Borrower and New Guarantor and the Lender Parties. The review by the Lender Parties of any surveys, reports, documents, instruments or written information provided by Borrower or New Guarantor or any of their respective agents in connection with the Loan or the Transaction is solely to determine whether Borrower and New Guarantor are properly discharging their respective obligations to Lender and are in substantial compliance with Lender’s underwriting requirements with respect to the Transaction, and may not be relied upon by Borrower or New Guarantor as a representation or warranty of compliance with the Loan Documents or any other agreement. The Lender Parties owe no duty of care to Borrower, New Guarantor or any third party to protect against, or to inform such parties of, any negligent, faulty, inadequate or defective matter. Borrower and New Guarantor, on behalf of themselves and their heirs, successors and assigns, covenant and agree never to institute or cause to be instituted or continue prosecution of any suit or other form of action or proceeding of any kind or nature whatsoever against any of the Lender Parties by reason of or in connection with any of the foregoing matters.

15. Incorporation. This Agreement shall form a part of each Loan Document. Any capitalized terms contained in this Agreement and not defined herein shall have the meanings set forth in the Loan Agreement.

16. No Prejudice; Reservation of Rights; No Novation. This Agreement shall not prejudice any rights or remedies of Lender under the Loan Documents, as modified. The parties do not intend this Agreement nor the transactions contemplated hereby to be, and this Agreement and the transactions contemplated hereby shall not be construed to be, a novation of any of the obligations owing by Borrower under, or in connection with, the Loan Documents.

17. No Impairment. The Security Instrument shall continue to secure payment and performance of the obligations of Borrower under the Loan Documents as modified, and nothing in this Agreement shall impair the lien of the Security Instrument.

18. Integration. The Loan Documents, including this Agreement (a) integrate all the terms and conditions mentioned in or incidental to the Loan Documents; (b) supersede all oral negotiations and prior and other writings with respect to their subject matter; and (c) are intended by the parties as the final expression of the agreement with respect to the terms and conditions set forth in those documents and as the complete and exclusive statement of the terms agreed to by the parties. If there is any conflict between the terms, conditions and provisions of this Agreement and those of any other agreement or instrument, including any of the Loan Documents, the terms, conditions and provisions of this Agreement shall prevail.

19. Miscellaneous. This Agreement and any attached consents or exhibits requiring signatures may be executed in counterparts (and delivered via facsimile or through electronic delivery of a pdf file), and all such counterparts and documents delivered via facsimile or through electronic delivery of a pdf file shall constitute but one and the same document. If any court of competent jurisdiction determines any provision of this Agreement or any of the Loan Documents to be invalid, illegal or unenforceable, that portion shall be deemed severed from the rest, which shall remain in full force and effect as though the invalid, illegal or unenforceable portion had never been a part of the Loan Documents. This Agreement shall be governed in accordance with Section 11.3 of the Loan Agreement.    Time is of the essence with respect to all provisions of this Agreement.

20. WAIVER OF JURY TRIAL. BORROWER, NEW GUARANTOR AND LENDER, TO THE FULL EXTENT PERMITTED BY LAW, HEREBY KNOWINGLY, INTENTIONALLY AND VOLUNTARILY, WITH AND UPON THE ADVICE OF COMPETENT COUNSEL, WAIVE, RELINQUISH AND FOREVER FORGO THE RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, ARISING OUT OF, OR IN ANY WAY RELATING TO THE LOAN DOCUMENTS OR THIS AGREEMENT.

21. Attorneys’ Fees; Enforcement. If any attorney is engaged by the Lender to enforce, construe or defend any provision of this Agreement, or as a consequence of any default under or breach of this Agreement, with or without the filing of any legal action or proceeding, Borrower shall pay to the Lender, upon demand, the amount of all attorneys’ fees and costs reasonably incurred by the Lender in connection therewith, together with interest thereon from the date of such demand at the default rate provided in the Loan Documents.

[Remainder of page left blank; signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first above written.

BORROWER:	BLUEBIRD ARROWHEAD PHOENIX LLC,
a Delaware limited liability company,

	By:	Golden Arrow 6 LLC,
a Delaware limited liability company,
Its sole member,

		By:	CTO Realty Growth, Inc.,
a Maryland corporation,
its sole member

			By:	/s/ Matthew M. Partridge
Name: Matthew M. Partridge
Title: Senior Vice President, Chief Financial Officer & Treasurer

GOLDEN ARROW CLERMONT FL LLC,
a Delaware limited liability company,

	By:	Golden Arrow 6 LLC,
a Delaware limited liability company,
Its sole member,

		By:	CTO Realty Growth, Inc.,
a Maryland corporation,
its sole member

			By:	/s/ Matthew M. Partridge
Name: Matthew M. Partridge
Title: Senior Vice President, Chief Financial Officer & Treasurer

Signature Page to Reaffirmation, Consent to Transfer, and Replacement of Guarantor

BLUEBIRD GERMANTOWN MD LLC,
a Delaware limited liability company,

By:	Golden Arrow 6 LLC,
a Delaware limited liability company,
Its sole member,

	By:	CTO Realty Growth, Inc.,
a Maryland corporation,
its sole member

		By:	/s/ Matthew M. Partridge
Name: Matthew M. Partridge
Title: Senior Vice President, Chief Financial Officer & Treasurer

GOLDEN ARROW CHARLOTTE NC LLC,
a Delaware limited liability company,

By:	Golden Arrow 6 LLC,
a Delaware limited liability company,
Its sole member,

	By:	CTO Realty Growth, Inc.,
a Maryland corporation,
its sole member

		By:	/s/ Matthew M. Partridge
Name: Matthew M. Partridge
Title: Senior Vice President, Chief Financial Officer & Treasurer

Signature Page to Reaffirmation, Consent to Transfer, and Replacement of Guarantor

GOLDEN ARROW KATY LLC,
a Delaware limited liability company,

By:	Golden Arrow 6 LLC,
a Delaware limited liability company,
Its sole member,

	By:	CTO Realty Growth, Inc.,
a Maryland corporation,
its sole member

		By:	/s/ Matthew M. Partridge
Name: Matthew M. Partridge
Title: Senior Vice President, Chief Financial Officer & Treasurer

BLUEBIRD RENTON WA LLC,
a Delaware limited liability company,

By:	Golden Arrow 6 LLC,
a Delaware limited liability company,
Its sole member,

	By:	CTO Realty Growth, Inc.,
a Maryland corporation,
its sole member

		By:	/s/ Matthew M. Partridge
Name: Matthew M. Partridge
Title: Senior Vice President, Chief Financial Officer & Treasurer

Signature Page to Reaffirmation, Consent to Transfer, and Replacement of Guarantor

NEW
GUARANTOR:	CTO NEWCO REIT, INC. (to be renamed CTO REALTY GROWTH, INC. following merger), a Maryland corporation

	By:	/s/ Matthew M. Partridge
Name: Matthew M. Partridge
Title: Senior Vice President, Chief Financial Officer & Treasurer

Signature Page to Reaffirmation, Consent to Transfer, and Replacement of Guarantor

LENDER:

WILMINGTON TRUST, NATIONAL ASSOCIATION, AS TRUSTEE, FOR THE BENEFIT OF THE REGISTERED HOLDERS OF WFRBS COMMERCIAL MORTGAGE TRUST 2014-C24, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2014-C24

	By:	Rialto Capital Advisors, LLC, a Delaware limited liability company, its attorney-in-fact

By:	/s/ Niral Shah
Name:	Niral Shah
Title:	Managing Director

Signature Page to Reaffirmation, Consent to Transfer, and Replacement of Guarantor

SCHEDULE I

LIST OF BORROWER ENTITIES

Bluebird Arrowhead Phoenix LLC,

Golden Arrow Clermont FL LLC,

Bluebird Germantown MD LLC,

Golden Arrow Charlotte NC LLC,

Golden Arrow Katy LLC and

Bluebird Renton WA LLC, each a Delaware limited liability company

Sch. I-1

EXHIBIT A

ORGANIZATIONAL CHART OF BORROWER PRIOR TO THE REIT CONVERSION

[ATTACHED]

A-1

EXHIBIT B

ORGANIZATIONAL CHART OF BORROWER FOLLOWING THE REIT CONVERSION

[ATTACHED]

B-1

EXHIBIT C-1

FORM OF ARTICLES OF MERGER (FL)

[ATTACHED]

C-1-1

EXHIBIT C-2

FORM OF ARTICLES OF MERGER (MD)

[ATTACHED]

C-2-1

EXHIBIT C-3

FORM OF ARTICLES OF AMENDMENT

[ATTACHED]

C-3-1